                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                                   FORM 8-K



                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of report (Date of earliest event reported) July 10, 1998



                               CASE CORPORATION
            (Exact Name of Registrant as Specified in Its Charter)



                                   Delaware
                (State or Other Jurisdiction of Incorporation)



                1-13098                                  76-0433811
        (Commission File Number)            (I.R.S. Employer Identification No.)



  700 State Street, Racine, Wisconsin                      53404
(Address of Principal Executive Offices)                 (Zip Code)





                                 (414) 636-6011
             (Registrant's Telephone Number, Including Area Code)




         (Former Name or Former Address, If Changed Since Last Report)


                               Page 1 of 7 Pages

                           (Exhibit Index at Page 5)
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Item 5. Other Events


     The press release of registrant dated July 10, 1998, filed as Exhibit 99 hereto disclosing, among other things, that Case Corporation will accelerate the completion of its current stock repurchase program and will begin a second program for up to eight million shares of common stock, is incorporated herein by reference.

                                       2
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Item 7. Financial Statements and Exhibits

     (c) Exhibits

             Exhibit No.                            Exhibit
             -----------                            -------
                 99             Press release of registrant dated July 10, 1998.

                                       3
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         CASE CORPORATION



                         By:   /s/  Kevin J. Hallagan
                              -----------------------------
                                    Kevin J. Hallagan
                              Associate General Counsel and
                                   Assistant Secretary



July 14, 1998

                                       4
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                                 EXHIBIT INDEX



Exhibit No.                           Description                           Page
-----------                           -----------                           ----


    99          Press release dated July 10, 1998, of Case Corporation.       6

                                       5